Exhibit 99.2

NEWS RELEASE

Contact:	Richard F. Miles
President and CEO
Geokinetics Inc.
(713) 850-7600

GEOKINETICS ANNOUNCES APPOINTMENT OF NEW DIRECTORS

HOUSTON, TEXAS — March 23, 2010 — Geokinetics Inc. (NYSE Amex: GOK) today announced the appointment of Gottfred Langseth and Anthony Tripodo to its Board of Directors.  Messrs. Langseth and Tripodo were appointed to the Board of Directors pursuant to the terms of the previously announced purchase agreement whereby Geokinetics acquired the onshore seismic data acquisition business of Petroleum Geo-Services ASA (“PGS”), including the multi-client data library relating to such business.

Mr. Langseth currently serves as the Executive Vice President and Chief Financial Officer of PGS, having joined PGS in November 2003 and having been named to those positions in January 2004.  Mr. Tripodo has served as the Executive Vice President and Chief Financial Officer of Helix Energy Solutions Group since June 2008.

“The addition of Mr. Langseth and Mr. Tripodo to our Board of Directors adds a new dimension to our management which can only serve to assist in solidifying our position as the clear leader in the onshore seismic data acquisition business,” said Richard F. Miles, President and Chief Executive Officer of Geokinetics.  “The addition of Mr. Langseth will also serve to foster a strong and healthy relationship between us and Petroleum Geo-Services ASA, one of our prominent stockholders.”

Messrs. Langseth and Tripodo will serve as directors for a term expiring at Geokinetics’ next annual meeting of stockholders, at which time it is expected that they will be nominated for election to a full term on the Board of Directors, or until their successors are elected and qualified.

ABOUT GEOKINETICS

Geokinetics Inc. is a leading provider of seismic data acquisition, seismic data processing and interpretation services to the oil and gas industry worldwide as well as multi-client seismic data library services in the U.S.  Headquartered in Houston, Texas, Geokinetics is the largest Western contractor acquiring seismic data onshore and in transition zones in oil and gas basins around the world. Geokinetics has the crews, experience and capacity to provide cost-effective world class data to its North American and international clients.  For more information on Geokinetics, visit http://www.geokinetics.com/.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  All statements, other than statements of historical facts, included in this earnings release that address activities, events or developments that Geokinetics expects, believes or anticipates will or may occur in the future are forward-looking statements.  These statements include but are not limited to statements about the business outlook for the year, backlog and bid activity, business strategy, related financial performance and statements with respect to future events.  These statements are based on certain assumptions made by Geokinetics based on management’s experience and perception of historical trends, industry conditions, market position, future operations, profitability, liquidity, backlog, capital resources and other factors believed to be appropriate.  Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Geokinetics, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, job delays or cancellations, reductions in oil and gas prices, impact from severe weather conditions and other important factors that could cause actual results to differ materially from those projected as described in the Company’s reports filed with the Securities and Exchange Commission.

Although Geokinetics believes that the expectations reflected in such statements are reasonable, it can give no assurance that such expectations will be correct.  All of Geokinetics’ forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements.  Any forward-looking statement speaks only as of the date on which such statement is made and Geokinetics undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

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